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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 31, 2004
                        (Date of earliest event reported)

                            BOK FINANCIAL CORPORATION
                            -------------------------
             (Exact name of Registrant as Specified in its Charter)


         Oklahoma                         000-19341             73-1373454
         --------                         ---------             ----------
(State or other jurisdiction             (Commission           (IRS Employer
        of incorporation)                File Number)        Identification No.)


  Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (918) 588-6000


               _____________________N/A___________________________
          (Former name or former address, if changes since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01.  Entry into a Material Definitive Agreement

         BOK Financial and certain executives have entered into Deferred Compensation Agreements that are compliant with the American Jobs Creation Act of 2004, as codified in Section 409A of the Internal Revenue Code. The Deferred Compensation Agreements are filed as exhibits to this Report.

ITEM 9.01.  Financial Statements and Exhibits

(c)      Exhibits

         Exhibit
         Number       Description

         10.4 (d) 409A Deferred Compensation Agreement between Stanley A. Lybarger and BOK Financial Corporation

         10.4.2 (a)   409A Deferred Compensation Agreement between Steven G.
                      Bradshaw and BOK Financial Corporation

         10.4.3 (a)   409A Deferred Compensation Agreement between William
                      Jeffrey Pickryl and BOK Financial Corporation

         10.4.5 409A Deferred Compensation Agreement between Daniel H. Ellinor and BOK Financial Corporation

         10.4.6 409A Deferred Compensation Agreement between Mark W. Funke and BOK Financial Corporation

         10.4.7 409A Deferred Compensation Agreement between Steven E. ell and BOK Financial Corporation



                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BOK FINANCIAL CORPORATION

                                          By:  /s/  Steven E. Nell
                                               --------------------------------
                                          Steven E. Nell
                                          Executive Vice President
                                          Chief Financial Officer
Date:  January 5, 2005